EXHIBIT 24









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                                    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint Raymond Sadowski and David R. Birk and each of them, her attorneys-in-fact and agents with full power of substitution, to execute for her and in her behalf in any and all capacities an Annual Report on Form 10-K, any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of September, 1997.



                                            s/Eleanor Baum
                                            --------------
                                              Eleanor Baum

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint Raymond Sadowski and David R. Birk and each of them, her attorneys-in-fact and agents with full power of substitution, to execute for her and in her behalf in any and all capacities an Annual Report on Form 10-K, any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 20th day of September, 1997.



                                            s/J. Veronica Biggins
                                            ---------------------
                                              J. Veronica Biggins

                                    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint Raymond Sadowski and David R. Birk and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities an Annual Report on Form 10-K, any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 18th day of September, 1997.



                                            s/Gerald J. Berkman
                                            -------------------
                                              Gerald J. Berkman

                                    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint Raymond Sadowski and David R. Birk and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities an Annual Report on Form 10-K, any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 18th day of September, 1997.



                                            s/Joseph F. Caligiuri
                                            ---------------------
                                              Joseph F. Caligiuri

                                    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint Raymond Sadowski and David R. Birk and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities an Annual Report on Form 10-K, any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of September, 1997.



                                            s/Sylvester D. Herlihy
                                            ----------------------
                                              Sylvester D. Herlihy

                                    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint Raymond Sadowski and David R. Birk and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities an Annual Report on Form 10-K, any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of September, 1997.



                                            s/Ehud Houminer
                                            ---------------
                                              Ehud Houminer

                                    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint Raymond Sadowski and David R. Birk and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities an Annual Report on Form 10-K, any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 18th day of September, 1997.



                                            s/Leon Machiz
                                            -------------
                                              Leon Machiz

                                    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint Raymond Sadowski and David R. Birk and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities an Annual Report on Form 10-K, any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 18th day of September, 1997.



                                             s/Salvatore J. Nuzzo
                                             --------------------
                                               Salvatore J. Nuzzo

                                    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint Raymond Sadowski and David R. Birk and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities an Annual Report on Form 10-K, any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of September, 1997.



                                             s/Frederic Salerno
                                             ------------------
                                               Frederic Salerno

                                    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint Raymond Sadowski and David R. Birk and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities an Annual Report on Form 10-K, any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of September, 1997.



                                            s/David Shaw
                                            ------------
                                              David Shaw

                                    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint Raymond Sadowski and David R. Birk and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities an Annual Report on Form 10-K, any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 18th day of September, 1997.



                                            s/Roy Vallee
                                            ------------
                                              Roy Vallee

                                    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint Raymond Sadowski and David R. Birk and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities an Annual Report on Form 10-K, any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of September, 1997.



                                            s/Keith Williams
                                            ----------------
                                              Keith Williams

                                    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint Raymond Sadowski and David R. Birk and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities an Annual Report on Form 10-K, any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 18th day of September, 1997.



                                            s/Frederick S. Wood
                                            -------------------
                                              Frederick S. Wood